Exhibit 99.1

Biote Appoints Debby Morris to Board of Directors

IRVING, TX – November 7, 2022 – biote Corp. (Nasdaq: BTMD) (“Biote” or the “Company”), a leading innovator in preventive health care through the delivery of personalized hormone therapy, today announced the appointment of Debby Morris to Biote’s Board of Directors. Ms. Morris brings more than three decades of experience in directing financial operations and strategy to support high-growth companies.

Ms. Morris served as the executive vice president and chief financial officer of Apria, Inc. from March 2013 through October 2022. Prior to that, Ms. Morris served as Chief Financial Officer-Americas for Sitel Worldwide Corporation from February 2010 to February 2013. Prior to that she served as a partner of Tatum LLC from 2004 to 2010 and as a director from 2008 to 2010 and provided interim and permanent chief financial officer services for companies contracted with Tatum LLC including LifeMasters Supported SelfCare and RelaDyne. Effective May 15, 2020, Ms. Morris serves as a director for Alternative Logistics Technologies, Holdco, LLC (a.k.a EverDriven) and serves as the chair of the audit committee. Effective December 31, 2020, Ms. Morris serves as a director for Rexford Industrial and serves on the audit, compensation and nomination and governance committees. Ms. Morris holds a B.S. in Business Administration from Colby Sawyer College in New London, New Hampshire.

“We are delighted to welcome Debby Morris to Biote,” said Chief Executive Officer Terry Weber. “Debby is an accomplished executive whose deep financial and business expertise—spanning accounting and finance, SEC reporting, internal audit, data analytics, corporate development, and operations—will complement and strengthen our Board. We expect that Debby’s contributions and perspective will prove valuable as Biote continues to execute on our growth strategy.”

“I am honored to join the board of Biote at this time of growth and continued geographic expansion,” said Debby Morris. “I look forward to drawing on my financial and capital markets experience to advance Biote’s success as a new public company.”

About Biote

Biote is transforming healthy aging through innovative, personalized hormone optimization therapies delivered by Biote-certified medical providers. Biote trains practitioners how to identify and treat early indicators of hormone-related aging conditions, an underserved $7 billion global market, providing affordable symptom relief for patients and driving clinic success for practitioners.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “hope,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “might,” “ongoing,” “potential,” “predict,” “would” and other similar expressions, are intended to identify forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: the success of our dietary supplements to attain significant market acceptance among clinics, practitioners and their patients; our customers’ reliance on certain third parties to support the manufacturing of bio-identical hormones for prescribers; our and our customers’ sensitive to regulatory, economic, environmental and competitive conditions in certain geographic regions; our ability to increase the use by practitioners and clinics of the Biote Method at the rate that we anticipate or at all; our ability to grow our business; the significant competition we face in our industry; our limited operating history; our ability to protect our intellectual property; the unpredictability of the effects of the COVID-19 pandemic; the heavy regulatory oversight in our industry; changes in applicable laws or regulations; the inability to profitably expand in existing markets and into new markets; the possibility that we may be adversely impacted by other economic, business and/or competitive factors and future exchange and interest rates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Biote’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and other documents filed by Biote from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Biote assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Biote does not give any assurance that it will achieve its expectations.

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